SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ARABIAN AMERICAN DEVELOPMENT COMPANY

(Name of Registrant as specified in its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ARABIAN AMERICAN DEVELOPMENT COMPANY
(“Arabian American”)
P. O. Box 1636
Silsbee, TX  77656
(409) 385-8300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:		10:00 a.m. – 12:00 noon CDT, June 10, 2009

Place:		Courtyard Dallas Central Expressway
10325 North Central Expressway
Dallas, TX 75231

Items of Business:	(1)	To re-elect/elect members to the Board of Directors;

	(2)	To ratify the selection of Travis, Wolff & Company, L.L.P. as the Company’s independent registered public accounting firm for 2009; and

	(3)	To consider and act upon such other business as may properly come before the meeting.

Adjournments and Postponements:
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:
You are entitled to vote only if you were an Arabian American Development Company stockholder of record as of the close of business on April 22, 2009.  Your vote is important. We encourage you to vote by proxy, even if you plan to attend the meeting.  You may vote your proxy by telephone, Internet or mail.  A toll-free telephone number and website address are included on your proxy card.

Meeting Admission:
You are entitled to attend the annual meeting only if you were an Arabian American stockholder of record as of the close of business on April 22, 2009 or hold a valid proxy for the annual meeting.  You should be prepared to present photo identification for admittance.  If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to April 22, 2009, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership.  If you do not provide photo identification and comply with the other procedures outlined above, you will not be admitted to the annual meeting.

This notice of annual meeting and proxy statement and form of proxy are being distributed on or about April 29, 2009.

____/s/ Connie Cook____
Connie Cook, Secretary

PROXY STATEMENT

TABLE OF CONTENTS

GENERAL EXPLANATION OF MATERIALS INCLUDED	1
Specific Items of Business	1

PROPOSALS TO BE VOTED ON	1

PROPOSAL NO. 1 – RE-ELECTION/ELECTION OF DIRECTORS	1
Vote Required	2

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3

PRINCIPAL ACCOUNTING FEES AND SERVICES	3
Audit Fees	3
Tax Fees	4

QUESTIONS AND REQUESTS FOR ADDITIONAL INFORMATION	4
Request for Multiple Copies of Proxy Materials	4
Request for Single Copy of Proxy Materials	4

VOTING	4
Voting Securities, Record Date	5
Stockholder of Record	5
Beneficial Owner	5
Voting in Person at the Annual Meeting	5
Voting by Submitting a Proxy or Voting Instructions	5
Proxies and Voting Instructions Are Revocable	5
Voting Electronically	6
Voting Procedures	6
Election of Directors	6
Voting on Other Business	6
How Shares will be Voted by Proxy of Voting Instructions	6
Broker Non-Votes	6
Additional Business Proposals Presented at Meeting	7
Quorum Requirement	7

STOCKHOLDER PROPOSALS	7
Stockholder Proposals Intended to be Included in Proxy Statement	7
Stockholder Proposals Not Intended to be Included in Proxy Statement	7
Stockholder Proposals for Director Candidates	7

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS	8
Board Policy Regarding Voting for Directors	8
Board Independence	8
Meetings of the Board and Its Committees	8
The Company’s Director Independence Standards	9
Board Structure and Committee Composition	9
Audit Committee	10
Audit Committee Report	11
Compensation Committee	12
Compensation Committee Report	12
Nominating Committee	12

Stockholder Recommendations	13
Director Qualifications	13
Identifying and Evaluating Candidates for Directors	13
Executive Sessions	14
Communications with the Board	14

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES	14

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15

BENEFICIAL OWNERSHIP TABLE	16

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	16

EXECUTIVE COMPENSATION	17
Compensation Discussion and Analysis	17
General	17
Compensation Components	17
Base Salary	17
Incentive Compensation	17
Stock Option Plan	17
Other Compensation	17
Termination of Employment Payments	18
Tax Considerations	18
Summary of Executive Compensation	18

SUMMARY COMPENSATION TABLE	19
Employment Agreements	20
Director Compensation	20
Compensation Committee Interlocks and Insider Participation	20

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	20

OPTION EXERCISES AND STOCK VESTED	20

GRANTS OF PLAN-BASED AWARDS	21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21

OTHER BUSINESS	21

PROXY STATEMENT

GENERAL EXPLANATION OF MATERIALS INCLUDED

The Board of Directors (the “Board”) of Arabian American Development Company, a Delaware corporation (the “Company”), is providing these proxy materials for you in connection with the Company’s annual meeting of stockholders which will take place on June 10, 2009.  This proxy statement provides a description of the business matters to be covered at the annual meeting.  As a stockholder, you are entitled and encouraged to attend the annual meeting and to vote on the matters described in this proxy statement.  Detailed information on voting is provided below.  Also for you review, the Board has included the Company’s 2008 Form 10-K Annual Report.

In addition to notifying you of the upcoming annual meeting of stockholders, the Company requests your vote on the matters to be covered at the annual meeting.  In making this solicitation, the Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Proxies may be solicited in person by our employees, or by mail, courier, telephone, or facsimile.

Specific Items of Business

The following two proposals will be presented at the meeting for your vote.  Space is provided in the accompanying proxy card to vote for or against or abstain from voting on each of the proposals. If you vote using the telephone or Internet, you will be instructed how to vote for or against or abstain from voting on these issues.

(1)	The election of directors and

(2)	The ratification of selection of independent registered public accounting firm.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

RE-ELECTION/ELECTION OF DIRECTORS

There is one director standing for re-election to our Board this year.  The nominee is Robert E. Kennedy.  He has served as a director since the last annual meeting and will serve a three year term expiring in 2012.

There is one director standing for election to our Board this year.  The nominee is Allen P. McKee who has served as a director since his appointment by the Board in April 2009.  He will serve a three year term expiring in 2012.

There are no family relationships among our executive officers and directors.

If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted for the three persons recommended by the Board.  If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

All of the nominees have indicated to the Company that they will be available to serve as directors.  In the event that any nominee should become unavailable, however, the proxy holders, Connie Cook and/or Nicholas Carter, will vote for a nominee or nominees designated by the Board.

If an incumbent director nominee receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election, he or she is required to tender his or her resignation for consideration by the Nominating Committee in accordance with Board policy.

Vote Required

Each director nominee who receives more “FOR” votes than “AGAINST” votes representing shares of Company common stock present in person or represented by proxy and entitled to be voted at the annual meeting will be elected.

Our Board recommends a vote FOR the election to the BOARD of each of the following nominees:

Robert E. Kennedy Director since 2007 Age 65
Mr. Kennedy is the President of Robert E. Kennedy and Associates, a consulting firm assisting various entities with transportation and project development issues in Europe and the Middle East.   He has over thirty years experience in the oil and petrochemical industry and retired as General Manager for Supply, Logistics, and Procurement from Chevron Chemical in 2000.  During his employment with Chevron he was instrumental in developing the Aromax project in Jubail, Saudi Arabia.  Mr. Kennedy holds a BS Degree in Chemical Engineering from the University of Iowa and attended the MBA program of American University.

Allen P. McKee Director since 2009 Age 67
Mr. McKee has an extensive background in international finance and investment management with over 20 years advising Fal Holdings Arabia Company Ltd.  He has also served as CFO and CEO with several companies and headed the Middle East area of BankAmerica’s international banking group.  Mr. McKee holds a BA in Economics from the University of Michigan and an MBA in Finance from the University of California, Berkeley.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the Audit Committee’s selection of Travis, Wolff & Company, L.L.P. as the Company’s independent registered public accounting firm for 2009.  Travis, Wolff & Company, L.L.P. has audited the accounts of the Company since June 2003.  The Board considers it desirable to continue the services of Travis, Wolff & Company, L.L.P.

The fees billed or expected to be billed by Travis, Wolff & Company, L.L.P. for professional services rendered to the Company during 2008 and 2007 are set forth below.  The Audit Committee has concluded that the provision of the non-audit services provided by Travis, Wolff & Company, L.L.P. to the Company did not and does not impair or compromise their independence, and all such services were pre-approved by the Audit Committee. If the stockholders should fail to ratify the selection of the independent registered public accounting firm, the Audit Committee will designate an independent registered public accounting firm as required under the rules of the Exchange Act and in accordance with its charter.

Our Board recommends a vote FOR the ratification of the selection of Travis, Wolff & Company, L.L.P. as the Company’s independent registered public accounting firm for 2009.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The table below sets forth the fees that the Company paid Travis, Wolff & Company, L.L.P. for the audit of its financial statements for the fiscal years ended December 31, 2008 and 2007 and the review of its financial statements for the quarterly periods in the year ended December 31, 2008, and all other fees that the Company paid Travis, Wolff & Company, L.L.P. for services rendered during the fiscal years ended December 31, 2008 and December 31, 2007, respectively:

	2008	2007
Audit Fees	$335,173	$209,325
Audit-Related Fees	$0	$0
Tax Fees	$33,545	$23,200
All Other Fees	$0	$0

Under its charter, the Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services under the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit.

Audit Fees

These amounts represent fees billed or expected to be billed by Travis, Wolff & Company, L.L.P. for professional services rendered for the audits of the Company’s annual financial statements for the fiscal years ended December 31, 2008 and 2007, the reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services related to statutory and regulatory filings and engagements for such fiscal years.

Tax Fees

These amounts represent fees billed or expected to be billed by Travis, Wolff & Company, L.L.P. for professional services rendered relating to tax compliance, tax advice and tax planning in the U.S.

At each annual meeting of the stockholders, representatives of the principal accountant for the current year and for the most recently completed fiscal year are expected to be present to make statements to the stockholders if desired, and to be available to respond to stockholder questions.

QUESTIONS AND REQUESTS FOR ADDITIONAL INFORMATION

Questions regarding the annual meeting, this proxy statement, voting or otherwise should be directed to the individual listed below at the provided contact information.  The following proxy materials should be included with this mailing: (1) Notice of Annual Meeting of Stockholders; (2) proxy statement; (3) proxy card (or voting instruction card for beneficial owners) with pre-addressed envelope; and (4) the Company’s 2008 Form 10-K Annual Report.  If any portion of the proxy materials appears to be missing, or if you would like an additional copy of the proxy materials, please contact the individual below at the listed contact information for a free copy.

Connie Cook
Arabian American Development Company
P. O. Box 1636
Silsbee, TX  77656

Request for Multiple Copies of Proxy Materials

Please note that if multiple stockholders reside at the same address, only one set of proxy materials has been provided, unless the Company received contrary instructions from one or more of the stockholders.  To request a separate copy of the proxy materials, or to request to receive separate copies of the proxy materials in the future, contact Connie Cook at the above address, and a free copy will be promptly delivered to you.

Request for Single Copy of Proxy Materials

If you share an address with one or more shareholders and are currently receiving multiple sets of proxy materials, you may request delivery of a single set of proxy materials by contacting Connie Cook at the above address.

VOTING

Company stockholders of record are entitled to vote on the items of business described in this proxy statement.  Stockholders of record may (1) attend the annual meeting and vote their shares in person; (2) vote by submitting a proxy; or (3) vote electronically via the Internet or by telephone.  Beneficial owners may (1) attend the annual meeting and vote their share in person only if they obtain a legal proxy from their broker, trustee or nominee; (2) vote by submitting voting instructions; or (3) vote electronically via the internet or by telephone.

Voting Securities, Record Date

Shareholders of record at the close of business on April 22, 2009, (the “record date”) are entitled to vote at the meeting and any adjournment or postponement of the meeting.  On the record date, there were 23,721,995 shares of common stock ($0.10 par value) issued and outstanding.

Stockholder of Record

If your shares are registered directly in your name, you are the stockholder of record of those shares, and these proxy materials are being sent directly to you by the Company.  As a stockholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or vote in person at the meeting.  The Company has enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker, trustee or nominee.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and you also are invited to attend the annual meeting.  Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Voting in Person at the Annual Meeting

Stockholders of record are invited to attend the Annual Meeting of Stockholders on June 10, 2009, at Courtyard Dallas Central Expressway, Dallas, TX and vote their shares in person.  Beneficial owners may vote in person at the annual meeting only if they obtain a legal proxy from their broker, trustee or nominee that holds your shares giving you the right to vote the shares.

Voting by Submitting a Proxy or Voting Instructions

Regardless of whether you plan to attend the annual meeting, stockholders of record and beneficial owners have the option of voting their shares by submitting a proxy or voting instructions.

Stockholders of record may vote by proxy.  To vote by proxy, stockholders of record must complete, sign and date their proxy cards and mail them in the accompanying pre-addressed envelopes.  Your proxy card and pre-addressed envelope is included with this proxy statement.

Beneficial owners may vote by submitting voting instructions to their broker, trustee or nominee.  Your voting instruction card should be provided by your broker, trustee or nominee.  Please refer to your voting instruction card for voting procedure and additional information.

Proxies and Voting Instructions Are Revocable

A stockholder of record may change his or her vote by either: (1) submitting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing written notice of revocation to the Corporate Secretary at the address listed above in the “Questions and

Requests for Additional Information” section; or (3) attending the annual meeting and voting in person.  Please note that your attendance at the annual meeting will not revoke a previously submitted proxy unless you specifically make such a request.  A beneficial owner may change his or her vote by either: (1) submitting new voting instructions to the appropriate broker, trustee or nominee; or (2) if you have obtained a legal proxy from your broker, trustee or nominee giving you the legal right to vote your shares, by attending the annual meeting and voting in person.

Voting Electronically

Stockholders of record and beneficial owners may vote electronically by following the instructions provided on their proxy cards prior to 11:59 p.m. C.D.T. on June 9, 2009.

Voting Procedures

The Company’s by-laws provide that each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the Company.

Election of Directors

In the election of directors, you may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each of the nominees.  If you elect to “ABSTAIN” in the election of directors, the abstention will not impact the election of directors.  Only “FOR” and “AGAINST” votes are counted in the election of directors.  As provided in the Company’s corporate by-laws, directors are elected upon a plurality vote of the shareholders.  Therefore, a nominee will only be elected if the votes cast “FOR” the nominee’s election exceed the number of votes cast “AGAINST” the nominee’s election.  Cumulative voting is not permitted in the election of directors.

Voting on Other Business Items

When voting on other business matters, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”  Business proposals, other than the election of the directors, require the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the annual meeting.

How Shares will be Voted by Proxy or Voting Instructions

If you provide specific instructions with regard to certain proposals, your shares will be voted as you instruct on such proposals.  If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the Company’s nominees to the Board and ratification of Travis, Wolff & Company, L.L.P. as the Company’s independent registered public accounting firm for 2009).

Broker Non-Votes

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.  Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.  Abstentions have the same effect as votes against the matter except in the election of directors, as described above.

Additional Business Proposals Presented at Meeting

Other than the re-election of Directors and the ratification of the selection of the Company’s independent registered public accounting firm, the Board is not aware of any other business to be acted upon at the annual meeting.  However, if you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any reason any nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Quorum Requirement

The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of the Company stock issued and outstanding and entitled to vote at the meeting, must be present in person or represented by proxy.  Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

STOCKHOLDER PROPOSALS

Stockholder Proposals Intended to be Included in Proxy Statement

You may submit proposals for consideration at future stockholder meetings.  For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at the address above no later than February 11, 2010.  Such proposals also must comply with Securities and Exchange Commission (“SEC”) regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  Proposals should be addressed the Corporate Secretary at the address on page 4.

Stockholder Proposals Not Intended to be Included in Proxy Statement

For a stockholder proposal that is not intended to be included in the Company’s proxy statement under SEC Rule 14a-8, the stockholder must submit the proposal so that it is received by the Corporate Secretary not earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:

(1)           45 days prior to the meeting; and

(2)           10 days after public announcement of the meeting date.

Stockholder Proposals for Director Candidates

You may propose director candidates for consideration by the Board’s Nominating Committee.  Such recommendations shall include the nominee’s name and qualifications for Board membership and shall be received by the Corporation not earlier than the close of business 120 calendar days prior to the meeting and not later than the close of business on the later of the following two dates:

(1)           45 days prior to the meeting; and
(2)           10 days after public announcement of the meeting date.

Proposals for director candidates should be directed to the Corporate Secretary at the address on page 4.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

The Company is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining the Company’s integrity in the marketplace.  The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and controller, and to persons performing similar functions.  The Company’s Code of Ethics, in conjunction with the Certificate of Incorporation, By-laws and Board committee charters, form the framework for governance of the Company.

The Company’s Code of Ethics, Certificate of Incorporation, By-laws and Board committee charters are available on the Company’s website at www.arabianamericandev.com.  Stockholders may also request free printed copies of these from the Corporate Secretary at the address on page 4.

Board Policy Regarding Voting for Directors

The Company has implemented a plurality vote standard in the election of directors.  In addition, the Company has adopted a policy whereby any incumbent director nominee who receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election will tender his or her resignation for consideration by the Nominating Committee.  The Nominating Committee will recommend to the Board the action to be taken with respect to such offer of resignation.

Board Independence

The Company has implemented a policy that a majority of the Board will consist of independent directors.  The Board has determined that the non-employee director nominees, Robert E. Kennedy and Allen P. McKee, standing for election and each of the members of each Board committee is independent within the meaning of the Company’s director independence standards.  The Company standards reflect NASDAQ corporate governance listing standards.  In addition, each member of the Audit Committee meets the heightened independence standards required for audit committee members under the NASDAQ listing standards.

Meetings of the Board and Its Committees

Because of the geographical distance between members of the Board, meetings are typically held via telephone conference call.  In the instance where all members cannot be contacted at once, members may be contacted individually, and upon agreement Unanimous or Majority Consent resolutions are signed.  During 2008, the Board held four meetings.

The Company’s Director Independence Standards

An independent director is a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
A director will not be considered independent in the following circumstances:

(1)	The director is, or has been in the past three years, an employee of the Company or an employee of any parent or subsidiary of the Company;

(2)
The director has accepted, or has a family member who has accepted during any twelve-month period within the last three years, more than $60,000 in compensation from the Company, other than compensation for Board or Board Committee service, compensation received by the director’s immediate family member for service as a non-executive employee of the Company, and benefits under a tax-qualified retirement plan, or non-discretionary compensation.

(3)	The director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;

(4)
The director is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than (i) payments arising solely from investments in the company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

(5)
The director is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or

(6)
The director is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

For these purposes, a “family member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has seven directors and the following three standing committees: (1) Audit, (2) Compensation, and (3) Nominating.  Committee membership and meetings during the last fiscal year and the function of each of the standing committees are described below.  Each of the standing committees operates under a written charter adopted by the Board.  Committee charters are available on the Company’s website at www.arabianamericandev.com.  Free printed copies are also available to any stockholder who makes a request to the address on page 4.  Each current director attended at least 75% of all

Board and applicable standing committee meetings.  Directors are encouraged to attend annual meetings of Company stockholders.

Name of Director	Audit	Compensation	Nominating
Non-Employee Directors:
Ghazi Sultan[1]	Member	Member	Chair
Robert E. Kennedy[2]	Chair	Chair	Member
Ibrahim Al Moneef[3]		Member	Member
Mohammed Al Omair[4]	Member	Member	Member
Charles W. Goehringer, Jr.[5]			Member
Allen P. McKee[6]	Member	Member	Member
Employee Directors:
Hatem El Khalidi
Nicholas N. Carter

Number of Meetings in Fiscal 2008	4	1	1

Notes to Board Committee Table

1	Mr. Sultan was elected to the Board in September 1993. He joined the Audit and Compensation Committees in 1994, and became the Chair of the Nominating Committee in April 2007.

2
Mr. Kennedy was elected to the Board on January 13, 2007.  He joined the Nominating Committee in April 2007, became the Chair of the Audit Committee in January, 2007, and became the Chair of the Compensation Committee in March 2007.  He also became the lead independent director in March 2007.

3
Mr. Al Moneef was elected to the Board on April 26, 2007. He joined the Nominating, Audit and Compensation Committees in April 2007.  He resigned from the Audit Committee in February 2008.  He subsequently resigned from the Board, the Compensation Committee, and the Nominating Committee in April 2009.

4	Mr. Al Omair was elected to the Board on October 23, 2007. He joined the Nominating and Audit Committees on October 23, 2007, and the Compensation Committee on December 31, 2007.

5
Mr. Goehringer was elected to the Board on October 23, 2007.  He joined the Nominating and Audit Committees on October 23, 2007, and the Compensation Committee on December 31, 2007.  He resigned from the Audit Committee in February 2008.  He resigned from the Compensation Committee in January 2009.

6	Mr. McKee was elected to the Board on April 28, 2009. He joined the Nominating, Audit and Compensation Committees on April 28, 2009.

Audit Committee

The Company has a separately-designated standing Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Audit Committee assists the Board in fulfilling its responsibilities for generally overseeing the Company’s financial reporting processes and the audit of the Company’s financial statements, including the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the independent registered public accounting firm, the performance of the Company’s internal audit function and the independent registered public accounting firm, risk assessment and risk management, and finance and investment functions.  Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews its charter and performance; appoints, evaluates and determines the compensation of the independent registered public accounting firm; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews and approves all permissible non-audit services to be performed by the independent registered public accounting firm; reviews the Company’s disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; reviews regulatory and accounting initiatives and off-balance sheet structures, oversees the Company’s compliance programs with respect to legal and regulatory requirements; oversees investigations into complaints concerning financial matters; reviews other risks that may have a significant impact on the Company’s financial statements; reviews and oversees treasury matters, the Company’s loans and debt, loan guarantees and outsourcings; reviews the Company’s capitalization and operations; and coordinates with the Compensation Committee regarding the cost, funding and financial impact of the Company’s equity compensation plans and benefit programs.  The Audit Committee works closely with management as well as the independent registered public accounting firm.  The Audit Committee has the authority to obtain advice assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The Board determined that each of Robert E. Kennedy, Chair of the Audit Committee, and Audit Committee members Ghazi Sultan, Allen P. McKee and Mohammed O. Al Omair are independent pursuant to NASDAQ listing standards governing audit committee members.  The Board also determined that Ghazi Sultan and Allen P. McKee are audit committee financial experts as defined by SEC rules and NASDAQ listing standards.

The charter of the Audit Committee is available on the Company’s website at www.arabianamericandev.com.  A free printed copy is also available to any stockholder who requests it from the Corporate Secretary at the address on page 4.

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements with management and the independent registered public accounting firm together and separately. These discussions and reviews included the reasonableness of significant judgments, significant accounting policies (including critical accounting policies), the auditor’s assessment of the quality, not just acceptability, of the Company’s accounting principles and other such matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the Audit Committee has reviewed the written disclosures and the letter required by PCAOB Rule 3526, “Communication with Audit Committee Concerning Independence” and has discussed with the independent registered public accounting firm their independence from management and the Company.

Based upon the review and discussions described in this report, the Audit Committee, comprised of Robert E. Kennedy, Ghazi Sultan and Mohammed Al Omair during calendar year 2008, recommended to the Board of Directors that the audited financial statements be accepted and included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC.  Mr. Allen McKee joined the Audit Committee in April 2009.

The foregoing report has been submitted by the members of the Audit Committee: Robert Kennedy, Mohammed Al Omair and Ghazi Sultan.

Compensation Committee

The Compensation Committee discharges the Board’s responsibilities relating to the compensation of the Company’s executives and directors; prepares the report required to be included in the annual proxy statement; provides general oversight of the Company’s compensation structure; reviews and provides guidance on the Company’s human resources programs; and retains and approves the terms of the retention of compensation consultants and other compensation experts.  Other specific duties and responsibilities of the Compensation Committee include reviewing and approving objectives relevant to executive officer compensation, evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving severance arrangements and other applicable agreements for executive officers; overseeing the Company’s equity-based and incentive compensation plans; overseeing non-equity based benefit plans and approving any changes to such plans involving a material financial commitment by the Company; monitoring workforce management programs; establishing compensation policies and practices for service on the Board and its committees; developing guidelines for and monitoring director and executive stock ownership; and annually evaluating its performance and its charter.

Compensation Committee Report

The Committee reviewed the salaries and other compensation of the Executives of the Company and recommended adjustments based upon competitive salaries and financial performance of the Company.

The individuals serving on the Compensation Committee of the Board of Directors during 2008 were Robert Kennedy, Ibrahim Al Moneef, Mohammed Al Omair, Charles Goehringer, Jr., and Ghazi Sultan.  Mr. Goehringer resigned from the Committee in January 2009, Mr. Al Moneef resigned from the Committee in April 2009, and Mr. Allen McKee joined the Committee in April 2009.

The Board determined that each of the Committee members is independent pursuant to NASDAQ listing standards governing compensation committee members.

The charter of the Compensation Committee is available on the Company’s website at www.arabianamericandev.com.  A free printed copy is also available to any stockholder who requests it from the Corporate Secretary at the address on page 4.

Nominating Committee

The Nominating Committee recommends candidates to be nominated for election as directors at the Company’s annual meeting, consistent with criteria approved by the Board; develops and regularly reviews corporate governance principles and related policies for approval by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to stockholder concerns regarding corporate governance.  Other specific duties and responsibilities of the Nominating Committee include: annually assessing the size and composition of the Board, including developing and reviewing director qualifications for approval by the Board; identifying and recruiting new directors and considering candidates proposed by stockholders; recommending assignments of directors to committees to ensure that committee membership complies with applicable laws and listing standards; conducting a preliminary review of director independence and financial literacy and expertise of Audit

Committee members and making recommendations to the Board relating to such matters; and overseeing director orientation and continuing education.  The Nominating Committee also reviews and approves any executive officers for purposes of Section 16 of the Exchange Act (“Section 16 Officers”) standing for election for outside for-profit boards of directors; and reviews stockholder proposals and recommends Board responses.

The individuals serving on the Nominating Committee of the Board of Directors during 2008 were Robert Kennedy, Ibrahim Al Moneef, Mohammed Al Omair, Charles Goehringer, Jr., and Ghazi Sultan.  Mr. Al Moneef resigned from the Committee in April 2009, and Mr. Allen McKee joined the Committee in April 2009.

The Board determined that each of the Committee members is independent pursuant to NASDAQ listing standards governing nominating committee members.

The charter of the Nominating Committee is available on the Company’s website at www.arabianamericandev.com.  A free printed copy is also available to any stockholder who requests it from the Corporate Secretary at the address on page 4.

Stockholder Recommendations

The policy of the Nominating Committee is to consider properly submitted stockholder recommendations of candidates for membership on the Board as described below under “Identifying and Evaluating Candidates for Directors.”  In evaluating such recommendations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth below under “Director Qualifications.”  Any stockholder recommendations proposed for consideration by the Nominating Committee should include the candidate’s name and qualifications for Board membership and should be addressed to the Corporate Secretary at the address on page 4.

Director Qualifications

The Company maintains certain criteria that apply to nominees recommended for a position on the Company’s Board.  Under these criteria, members of the Board should have the highest professional and personal ethics and values, consistent with longstanding Company values and standards.  They should have broad experience at the policy-making level in business, government, education, technology or public service.  They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.  Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties.  Each director must represent the interests of all stockholders of the Company.

Identifying and Evaluating Candidates for Directors

The Nominating Committee uses a variety of methods for identifying and evaluating nominees for director.  The Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise.  In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee considers various potential candidates for director.  Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other persons.  Identified candidates are evaluated at regular or special meetings of the Nominating

Committee and may be considered at any point during the year.  As described above, the Nominating Committee considers properly submitted stockholder recommendations for candidates for the Board to be included in the Company’s proxy statement.  Following verification of the stockholder status of people proposing candidates, recommendations are considered together by the Nominating Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the Company’s annual meeting.  If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating Committee.  In evaluating such nominations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Executive Sessions

Executive sessions of independent directors are held at least three times a year.  The sessions are scheduled and chaired by the lead independent director.  Any independent director may request that an additional executive session be scheduled.

Communications with the Board

Individuals may communicate with the Board by contacting:

Nicholas N. Carter
Arabian American Development Company
P. O. Box 1636
Silsbee, TX  77656

All directors have access to this correspondence.  In accordance with instructions from the Board, the Secretary to the Board reviews all correspondence, organizes the communications for review by the Board and posts communications to the full Board or individual directors, as appropriate.  The Company’s independent directors have requested that certain items that are unrelated to the Board’s duties, such as spam, junk mail, mass mailings, solicitations, resumes and job inquiries, not be posted.

Communications that are intended specifically for the lead independent director, the independent directors or non-management directors should be sent to the address noted above, to the attention of the lead independent director.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

Employee directors do not receive any separate compensation for their Board activities.  Non-employee directors receive the compensation described below.

The Company acknowledges that non-employee directors are required to spend a considerable amount of time studying, investigating and discussing company business, attending meetings, and otherwise making themselves and their expertise available to the Company.  Therefore, in December 2008 the Board approved compensation for non-employee directors solely for their service on the Board in 2008 in the form of options for 7,000 shares at market price date of issuance which was set at January 2, 2009.  No additional compensation was awarded.

In January 2008 the Board approved compensation for non-employee directors based upon their service on the Board during 2007.  Each non-employee director received an award of 10,000 shares of Company restricted stock issued in the first quarter of 2008.  Additionally, non-employee directors were paid:  (1) $15,000 for service on the Audit Committee due to the complexity and technical nature of the assignment and (2) $5,000 for service on the Compensation Committee due to the sensitivity and research time necessary to complete the business of the Committee.  Compensation was prorated for service less than a full year.

In addition, the Company is authorized to pay its non-employee directors a fee of $200 for each Board meeting and $100 for each committee meeting which they attend, in addition to reimbursing them for expenses incurred in connection with their attendance.  If non-employee directors are required to travel within or outside the United States to conduct Board Business, each will be paid $500 per day while traveling, in addition to travel expenses in accordance with the Board’s normal employee travel policy.

In January 2008 the Board approved a compensation plan for non-employee directors solely for their service on the Board.  Each year non-employee directors shall receive an award of 3,000 shares of Company restricted stock to be given in the first quarter of each calendar year plus options for 7,000 shares at market price date of issuance.  Additionally, non-employee directors are paid:  (1) $15,000 per year for service on the Audit Committee due to the complexity and technical nature of the assignment; (2) $5,000 per year for service on the Compensation Committee due to the sensitivity and research time necessary to complete the business of the committee; (3) $5,000 per year for service on the Nominating Committee; and (4) $5,000 per year for service on the Boards of any or all of the subsidiary companies of Arabian American Development Company.

To be eligible for the compensation listed above, each non-employee director must be serving in full capacity as of the end of the Company’s fiscal year, and must have attended, either in person or by telephone, at least 75% of all called meetings of the Board.

COMMON STOCK OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of December 31, 2008, concerning beneficial ownership by:

(1)
Company directors and nominees, each of the named executive officers, and all individuals owning more than 5% of the Company’s outstanding Common Stock, set forth in the Summary Compensation Table on page 22; and

(2)	Current directors and Company executive officers as a group.

The information provided in the table is based on the Company’s records, information filed with the SEC and information provided to the Company, except where otherwise noted.

The number of shares beneficially owned by each entity or individual is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual has the right to acquire as of March 1, 2009 through the exercise of any stock option or other right.  Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

BENEFICIAL OWNERSHIP TABLE

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Percent of Class
Current Directors and Nominees:
Ghazi Sultan[3]	190,000	0.797%
Robert E. Kennedy	10,000	0.042%
Ibrahim A. Al Moneef	600,000	2.527%
Charles W. Goehringer, Jr.	32,967	0.139%
Mohammed O. Al Omair	1,667	0.007%
Current Director, Nominee or Named Executive Officer:
Hatem El Khalidi[2]	460,000	1.905%
Nicholas N. Carter	207,918	0.876%
Connie Cook	32,500	0.137%
Mark Williamson	20,000	0.084%
All current directors and executive officers as a group (9 persons)[4]	1,555,052	6.514%

Individuals with beneficial ownership of more than 5% of outstanding Common Stock
Fahad Mohammed Saleh Al Athel	3,632,953	15.302%
Mohammad Salem ben Mahfouz	1,500,000	6.318%
Harb S. Al Zuhair	1,423,750	5.997%
Prince Talal Bin Abdul Aziz	1,272,680	5.360%

Notes to Beneficial Ownership Table

1	Unless otherwise indicated, to the knowledge of the Company, all shares are owned directly and the owner has sole voting and investment power.

2
Includes 400,000 shares which Mr. El Khalidi has the right to acquire through the exercise of presently exercisable stock options.  Excludes 385,000 shares owned by Ingrid El Khalidi, Mr. El Khalidi’s wife, and 443,000 shares owned by relatives of Hatem El Khalidi.

3	Includes 100,000 shares which Mr. Sultan has the right to acquire through the exercise of presently exercisable stock options.

4
Includes 500,000 shares which certain directors and executive officers have the right to acquire through the exercise of stock or options or other rights exercisable presently or within 60 days.  Excludes 385,000 shares owned by Ingrid El Khalidi, the wife of Hatem El Khalidi, the President, Chief Exectuive Officer and a director of the company, and 443,000 shares owned by relatives of Hatem El Kahlidi.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors, executive officers and holders of more than 10% of Company common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities.  The Company believes that during fiscal 2008, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon examination of the copies of Forms 3, 4, and 5, and amendments thereto, provided to the Company and the written representations of its directors, executive officers and 10% stockholders.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

General

The Company’s compensation programs are designed to attract and retain qualified individuals upon whom the sustained progress, growth, profitability, and value of the Company depend.  It is the plan of the Board that through the Compensation Committee, the Company will develop and implement compensation policies, plans and programs to further these goals by rewarding its executives for positive financial performance.  Company management provides recommendations regarding executive compensation to the Compensation Committee. Currently, no consultants are engaged related to executive and/or director compensation matters.

Compensation Components

During fiscal 2008, executive compensation included base salary, annual cash and stock incentives, and benefits generally available to all employees.

Base Salary

The base salary of Mr. Carter, Ms. Cook and Mr. Williamson have been subject to a standard cost of living increase annually over the past several years at the same rate as other Petrochemical segment employees.  Mr. El Khalidi’s remuneration has remained fixed at the current level for many years.   The Compensation Committee reviews executive salaries annually and makes recommendations as to whether adjustments should be made.

Incentive Compensation

The Compensation Committee developed a formal incentive program in 2007.  Under the program, the total award for each calendar year will be based on the Company’s financial performance for the year ended as compared with the Company’s performance for 2005 (the “base year”).  The Compensation Committee reviewed and recommended executive performance awards based upon the financial results for the years ended 2008 and 2007.  Executive performance awards have typically been in the form of cash and stock and are usually awarded in the first quarter of the following year after financial results of the year ended are determined.

Stock Option Plan

The Stock Option Plan of Arabian American Development Company for Key Employees and the Non-Employee Director Stock Option Plan were adopted by the Board on April 7, 2008.  Shareholders approved these plans at the Annual Meeting in 2008.

Other Compensation

There is no other compensation paid to executive officers other than benefits to be paid to Hatem El Khalidi upon his future retirement as President of the Company. In January 2008, the Board amended the Retirement Awards Program for Mr. El Khalidi to recognize his forty years of excellent service to the Company and to help him plan for retirement should he arrive at that decision sometime in the future.  The Retirement Awards Program is within the standard practices typically afforded other former employees upon their retirement.  Upon Mr. El Khalidi’s retirement from the Company, he will be entitled to the following benefits: (1) $6,000 per calendar month paid promptly on the first day of each month for the remainder of his life; (2)
Upon Mr. El Khalidi’s death, the Company will pay his surviving spouse, Ingrid El Khalidi, a sum of $4,000 per month due and payable on the first day of each calendar month for the remainder of her life; and (3) Mr. and Mrs. El Khalidi may participate in the Company’s Employee Group Health Insurance Program, the premium for which shall be paid by the Company for the rest of their lives (but shall not apply to any other parties, whether dependents or otherwise).

Termination of Employment Payments

No termination payments were paid to executive officers during 2008.

Tax Considerations

There are no tax considerations which affect the compensation of executives for the year 2008.

Summary of Executive Compensation

The following Summary Compensation Table sets forth certain information with respect to all compensation paid or earned for services rendered to the Company for the year ending December 31, 2008, 2007 and 2006 for those persons who served as our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and Vice President of Marketing for the Petrochemical Company during the year and who are our four most highly compensated executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Restricted Stock Award(s) ($)	Stock Award(s)	Non-Equity Incentive Plan Compensation($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation ($) (2)(3)	Total ($)
Hatem El Khalidi, President and Chief Executive Officer, Director	2008	$72,000	--	--	--	--	--	$8,000	$80,000
	2007	$72,000	--	--	--	--	--	$8,000	$80,000
	2006	$72,000	--	--	--	--	--	$8,000	$80,000
Nicholas N. Carter, Executive Vice President and Chief Operating Officer President, Petrochemical Company	2008	$209,918	$78,665	$99,800	--	--	--	$12,595	$400,978
	2007	$172,059	$96,506	$66,000	--	--	--	$10,324	$344,889
	2006	$163,044	$97,994	$30,000	--	--	--	$9,783	$300,821
Connie J. Cook, Secretary and Treasurer	2008	$133,009	$51,143	$49,900	--	--	--	$7,981	$242,033
	2007	$108,500	$70,085	$33,000	--	--	--	$6,510	$218,095
	2006	$102,816	$73,057	$15,000	--	--	--	$6,169	$197,042
Mark D. Williamson, Vice President of Marketing, Petrochemical Company	2008	$240,705	$51,143	$49,900	--	--	--	$14,442	$356,190
	2007	$190,393	$70,023	--	--	--	--	$11,424	$271,840
	2006	$193,830	$80,124	$15,000	--	--	--	$11,630	$300,584

Notes to Summary Compensation Table

(1)           Includes $0, $0 and $0 in compensation for the fiscal years ended December 31, 2008, 2007, and 2006, respectively, that was deferred at the election of Mr. El Khalidi.  All present deferred compensation owing to Mr. El Khalidi aggregating $37,409 is considered, and future deferred compensation owing to Mr. El Khalidi, if any, will be considered payable to Mr. El Khalidi on demand.

(2)           Includes $8,000 in termination benefits for each of the fiscal years ended December 31, 2008, 2007, and 2006, respectively, that was accrued for Mr. El Khalidi in accordance with Saudi Arabian employment laws. The total amount of accrued termination benefits due to Mr. El Khalidi as of December 31, 2008 was $316,000.

(3)           Includes amounts as shown for Mr. Carter, Ms. Cook, and Mr. Williamson that were contributed on the employee’s behalf into the Company’s 401(k) plan.

The amount of Mr. El Khalidi’s pay has been fixed over some period of time, and was deferred for many years, due to the insistence of Mr. El Khalidi that the overhead expenses of the mining development operation be kept to a minimum until the project could be brought into operation.  In accordance with Saudi Arabian employment laws, the Company is required to accrue termination benefits for Mr. El Khalidi. The amount accrued for the benefit of Mr. El Khalidi meets the criteria of one month’s pay per year of service called for in the statute   Accrued benefits are payable upon termination of employment.  The Company has engaged in other transactions and entered into other arrangements, directly or indirectly, with its officers and directors, the primary purpose of which was to provide additional compensation to such persons.  See the “Certain Relationships and Related Transactions” section below for more information.

Employment Agreements

The Company does not have any employment agreements outstanding at this time.

Director Compensation

Directors’ fees adopted by the Board in January 2008 and owed for 2007 were accrued in 2007 and paid in the first quarter of 2008.  Directors’ fees for 2008 were in the form of stock options.  The options were not issued until January 2009.  No other form of compensation was paid to Directors for services rendered during 2008.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee as of December 31, 2008, are Robert E. Kennedy, Ghazi Sultan, Charles Goehringer, Jr., Ibrahim Al Moneef, and Mohammed Al Omair.  None of the gentlemen serve on the compensation committees of any other entities.  The members of the Compensation Committee are non-employee directors.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2008

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date
Hatem El Khalidi	400,000	-	-	$1.00	Undetermined
Ghazi Sultan	100,000	-	-	$2.00	08/28/09

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR END 2008

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Nicholas N. Carter	20,000	$99,800
Connie Cook	10,000	$49,900
Mark Williamson	10,000	$49,900

GRANTS OF PLAN-BASED AWARDS DURING FISCAL YEAR END 2008

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards
Nicholas N. Carter	January 15, 2008	20,000	$141,000
Connie Cook	January 15, 2008	10,000	$70,500
Mark Williamson	January 15, 2008	10,000	$70,500

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company directly owns approximately 55% of the outstanding capital stock of Pioche.  Mr. Nicholas Carter is currently a director and President of Pioche, Connie Cook is currently Treasurer, and Mr. Charles Goehringer, Jr. is currently a director.  The Company is providing funds necessary to cover the Pioche operations. During 2008 and 2007, the Company made payments of approximately $65,168 and $49,700, respectively, for such purposes.  As of December 31, 2008, Pioche owed the Company $267,609 as a result of advances made by the Company. The indebtedness bears no interest.

During 2008 South Hampton incurred product transportation and equipment costs of approximately $757,000 with Silsbee Trading and Transportation Corp. (STTC), a private trucking and transportation carrier in which Mr. Carter, President of TOCCO, a wholly owned subsidiary of the Company, had a 100% equity interest. Pursuant to a lease agreement, South Hampton leases transportation equipment from STTC.  Lease payments at the beginning of 2008 were approximately $69,070 per month and were raised to approximately $70,320 per month as new and additional tractors and trailers were added to the fleet throughout the year.  With the increase in volume of the products produced with the new expansion of the facility which is currently underway, additional transportation equipment is expected to be required.  Under the lease arrangement, STTC provides transportation equipment and all normal maintenance on such equipment and South Hampton provides drivers, fuel, management of transportation operations and insurance on the transportation equipment. Approximately 95% of STTC’s income will be derived from such lease arrangement.  The lease agreement operated on a month-to-month basis until January 1, 2004, when a new five year agreement was signed.  STTC also entered into a capital lease with South Hampton for acquisition of a motorized man lift.  At the end of the five year lease period, title to the manlift will be transferred to South Hampton for a final payment of one dollar.

OTHER BUSINESS

As of the date of this proxy statement’s printing, we do not intend to submit any matters to the meeting other than those set forth herein, and we know of no additional matters that will be presented by other. However, if any other business should come before the meeting, the persons named in the enclosed proxy card have discretionary authority to vote your shares with respect to such matters in accordance with their best judgment.

By order of the Board of Directors
Connie Cook
Secretary

Proxy — ARABIAN AMERICAN DEVELOPMENT COMPANY

ARABIAN AMERICAN DEVELOPMENT COMPANY ANNUAL MEETING TO BE HELD ON 6/10/09 AT 10:00 A.M. C.D.T. FOR HOLDERS AS OF 04/22/09

Connie Cook or Nicholas Carter, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Arabian American Development Company to be held on June 10, 2009 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

ARABIAN AMERICAN DEVELOPMENT COMPANY

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., C.D.T., on June 9, 2009.

Vote by Internet

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- Follow the steps outlined on the secured website.

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR election of the following nominees and FOR Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold
01 - ROBERT E. KENNEDY	☐	☐	02 - ALLEN P. MCKEE	☐	☐

	For	Against	Abstain
2. THE SELECTION OF TRAVIS, WOLFF & COMPANY, L.L.P. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2009	☐	☐	☐

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

B Non-Voting Items

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Please indicate by marking the appropriate box your preference for obtaining future proxy materials at no cost to you. Even if you indicate that you do not wish to receive mailed copies, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

	Yes	No
PROXY MATERIALS TO BE MAILED	☐	☐

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Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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